                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 16, 2003


                            Union Pacific Corporation
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             (Exact Name of Registrant as Specified in its Charter)


        Utah                           1-6075                  13-2626465
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  (STATE OR OTHER                   (COMMISSION             (I.R.S. EMPLOYER
   JURISDICTION OF                   FILE NUMBER)           IDENTIFICATION NO.)
    INCORPORATION)


         1416 Dodge Street, Omaha, Nebraska                      68179
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 9.  Regulation FD Disclosure.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on April 16, 2003 indicating that Union Pacific Capital Trust intends to redeem convertible preferred securities, which is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2003


                                    UNION PACIFIC CORPORATION


                                    By: /s/ James R. Young
                                        ----------------------------------------
                                        James R. Young
                                        Executive Vice President - Finance



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                                  EXHIBIT INDEX

Exhibit  Description
-------  -----------
99       Press Release dated April 16, 2003 indicating Union Pacific Capital Trust to redeem convertible preferred securities.